
Deep Deuce at Bricktown
Oklahoma City, OK

INVESTOR PRESENTATION

March 2026

INDEPENDENCE REALTY TRUST

TABLE OF CONTENTS


Deep Deuce at Bricktown
Oklahoma City, OK


Deep Deuce at Bricktown
Oklahoma City, OK

INDEPENDENCE REALTY TRUST

WHY IRT

Combination of a highly differentiated strategy focused on markets with attractive long-term fundamentals, accretive capital allocation, and operational excellence has driven superior shareholder

Highly Differentiated Strategy in Desirable Markets

- Weighted to job-rich, high-migration Sunbelt & Midwest markets
  - Job growth in IRT markets forecasted to increase to 2x the national average in 2026 [1]
  - Net positive migration driven by better employment and quality of life opportunities, generating steady demand for housing
- Renting significantly more affordable than home ownership (~84% more expensive to own a home)[1]
- Renting IRT apartment costs ~36% less than a new construction [1]

Stable, Durable, Workforce-Oriented Resident Base

- Serving renter by necessity: stable, middle-income households
- Counter-cyclical demand from "trade-down" customers
- Strong credit profile: conservative 22% rent-to-income ratio with an average annual income of ~$88k
- ~80% of IRT residents are employed in roles that are less susceptible to AI automation as they perform necessary functions in the economy.



Total Return[2]
329%
87%
42%
15%
10-Year
5-Year
IRT
Peer Group

Accretive & Disciplined Capital Allocation

- Value-add program drives robust returns, delivering ~16.1% return on investment and a 20% enhancement in NOI growth rate[2]
  - Significant embedded value: future pipeline of 11K units represents $33-$34m in incremental NOI
- Investment grade balance sheet (BBB | Stable) with ~$575m liquidity
- Accessed equity capital opportunistically when trading above NAV and buying back shares when stock trading below NAV for a prolonged period

Best-in-Class Property Management

- Veteran team with long multifamily track record
- Operating efficiency on par with larger caps
  - IRT G&A load of 35bps on gross assets vs large cap peers at 37bps[3]
- Consistent outperformance on occupancy, rent, margins (47% SS NOI growth since 2019 vs. peer group at 20%)[4]
- Local property management capabilities in each market with boots on the ground

(1) Job growth data based on CoStar Data Q4 2025. Relative cost of renting data based on Yardi Q4 2025 data.
(2) Based on a $32.0 million incremental increase to annual NOI, calculated as total units completed to date of 11,445 multiplied by $233 rent premium annualized. Illustrative 16.1% annual ROI based on IRT's historical returns. Value add pipeline data is as of December 31, 2025. These projections constitute forward-looking information. See "Forward-Looking Statement" at the end of this presentation.
(3) See slide 23 for additional information.
(4) S&P Capital IQ Pro data as of the time periods ended 2/26/2026; Peer Group based on simple average of AVB, BTR, CPT, CSR, EQR, ESS, MAA, NXRT, and UDR.

INDEPENDENCE REALTY TRUST


Autumn Breeze
Indianapolis, IN

RECENT OPERATIONAL UPDATES & 2026 GUIDANCE

RECENT OPERATIONAL UPDATES

- **FY 2025 CFFO per share of $1.17**
  - 80 bps increase Y/Y in effective monthly rents
  - 70 bps improvement in bad debt
  - 30 bps increase in average occupancy

Same-Store Portfolio Results:	Q4	FY
Revenue growth Y/Y	2.0%	1.7%
Operating expense growth Y/Y	2.4%	0.5%
NOI growth Y/Y	1.8%	2.4%



Occupancy
Same-Store Excluding Value Add
95.8% 95.6% 95.5% 95.8% 95.6%
Q4 24 Q1 25 Q2 25 Q3 25 Q4 25
Same-Store Value Add
95.2% 95.1% 95.0% 94.4% 94.9%
Q4 24 Q1 25 Q2 25 Q3 25 Q4 25
Same-Store Total
95.5% 95.5% 95.3% 95.3% 95.4%
Q4 24 Q1 25 Q2 25 Q3 25 Q4 25
Same-Store Lease over Lease Rent Growth (1)
New Leases
6% 4% 2% 0% -2% -4% -6%
-4.6% -4.3% -3.1% -3.5% -3.7%
Q4 24 Q1 25 Q2 25 Q3 25 Q4 25
Renewals
6% 4% 2% 0% -2% -4% -6%
5.4% 4.8% 3.9% 2.6% 2.9%
Q4 24 Q1 25 Q2 25 Q3 25 Q4 25
Blended
6% 4% 2% 0% -2% -4% -6%
0.1% 0.4% 0.7% 0.1% 0.8%
Q4 24 Q1 25 Q2 25 Q3 25 Q4 25

Q1 2026 Leasing Trending as Expected:

- **Same-store average occupancy** remains stable relative to Q4 2025
- **Asking rents** have increased about 1% since December 31, 2025
- **New lease trade outs** are trending consistently with Q4 2025
- **Renewal** lease trade outs are 3.1% to 3.2%

Q1 2026 Stock Buy-Backs:

- During February, **repurchased** 0.6M shares at an average price of $16.34, for a total of $10M
- **$40M total buy-back activity** since November 2025

(1) Lease over lease rent growth stats are for the like-kind leases within the same store portfolio.

INDEPENDENCE REALTY TRUST

2026 GUIDANCE

Improving Supply and Steady Demand Underpin Expectations

FY 2026 Guidance Assumptions[1]

($ in millions except per share data)

CFFO per share	$1.12 - $1.16	Corporate Expenses:	
Same-Store Portfolio (109 properties / 31,735 units):		G&A plus property management	$55 - $57
Property revenue growth	1.0% - 2.4%	Interest expense, excluding loan premium accretion	$93 - $97
Total operating expense growth	2.9% - 3.9%	Acquisitions, net of dispositions:	$39 - $48
NOI growth	(0.6%) - 2.2%	Other Capital Expenditures:	
Same-Store portfolio NOI	$396 - $408	Recurring, non-recurring & revenue enhancing	$61 - $69
Non same-store portfolio NOI	$25 - $26	Value Add program (2,000 - 2,500 units completed)	$42 - $46
		Weighted average shares and units outstanding	243.5 million

FY 2026 CFFO Per Share Bridge[2]



$1.17
$0.01
$0.01
$(0.03)
$(0.01)
$(0.01)
$1.14
2025
SS NOI Growth
Non-SS impact to CFFO
Interest Expense
JV Pref Income
Overhead Costs
2026

(1) Our guidance constitutes forward-looking information. See "Forward-Looking Statement" at the end of this presentation. For a complete listing of guidance assumptions, please refer to our Fourth Quarter and Full Year 2024 Financial Results press release dated February 11, 2026.

(2) In the CFFO per share bridge:
- Non-same store impact to CFFO includes approximately $0.03 of higher NOI from acquisitions partially offset by associated interest expense and incremental shares issued in connection with those acquisitions.
- Highter interest expense reflects $0.02 of lower capitalized interest expense and $0.01 from SOFR swaps expiring.
- Lower JV Pref Income refers to the $0.1 benefit related to the redemption of our preferred equity interest in our Nashville joint venture that was received in 2025 and not expected to reoccur in 2026.

INDEPENDENCE REALTY TRUST



Eleven10 at Farmers Market
Dallas, TX

DRIVERS OF PERFORMANCE

OUR DRIVERS OF PERFORMANCE

How IRT Generates Sector Leading Shareholder Returns

A **Differentiated Portfolio**
Class-B Communities in Desirable Sun Belt & Midwest Markets

B **Improving Market Fundamentals**
Historically Low Supply & Solid Demand

C **Durable, Workforce-Oriented Resident Base**
Largely Focused on Essential Services Insulated from A.I. Job Displacement

D **Accretive & Disciplined Capital Allocation**
Prioritizes Value Add Program to Grow NOI

E **Best-in-Class Property Management**
A Robust Track Record of Improving Efficiency & Controlling Expenses



Eleven10 at Farmers Market
Dallas, TX



Eleven10 at Farmers Market
Dallas, TX

INDEPENDENCE REALTY TRUST

Ⓐ DIFFERENTIATED PORTFOLIO

IRT Owns Predominantly Class B Apartment Communities in Highly Attractive Sunbelt & Midwest Markets

IRT's Strong Presence in Non-Gateway Markets


CO
OK
TX
IN
OH
KY
TN
NC
SC
AL
GA
FL
Operating Communities

	Sunbelt (3)	Midwest	Denver (2)
Communities	81	26	7
Units	24,749	6,991	1,722
% of NOI	74%	20%	6%

(1) NOI is consolidated net operating income for the three months ended 12/31/2025.
(2) Our Colorado market includes communities located in Fort Collins, Colorado Springs and Denver. It excludes one wholly-owned development community in Denver that is in lease-up with stabilization expected to occur in Q2 2026.
(3) For the three months ended 12/31/2025. Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX.

- Class B communities in attractive markets represent compelling value to renters by necessity
- Cost of home ownership continues to favor renting as it is 84% more expensive to own a home
- Job growth in IRT markets forecasted to increase 2x the national average in 2026
- Residents migrate to IRT markets for employment and quality of life, generating steady demand for housing
- New apartment deliveries now trending below the long-term average
- Demand quotients in IRT markets are stronger than in gateway markets

INDEPENDENCE REALTY TRUST

DIFFERENTIATED PORTFOLIO

Steady Demand for Class B Apartments

- The resilient nature of class B communities positions them to enjoy steady demand throughout the economic cycle



Class A
Class B
Class C

- Higher income residents move down in a recession
- Renters move down to Class B as rent increases outstrip income growth

- Capture households moving down in a recession
- Capture seniors who sell homes to fund retirement
- Capture individuals/families moving up with career progression

- Lower income residents move up as income grows

Class B Positioning:

- Most opportunity to consistently increase rents
- Less exposure to homeownership
- Less likely to be impacted from new construction

Sample Resident Demographic:

- Value driven
- Middle income category
- Renters by necessity

Residents Require Housing That Is:

- A good value (affordable)
- Well maintained, spacious, comfortable, clean and modern
- Equipped with state-of-the-art amenities
- Conveniently located

A DIFFERENTIATED PORTFOLIO

IRT Communities are a Compelling Value for Renters by Necessity

Renting at an IRT Community is Significantly Cheaper than Home Ownership...



On Average, Homeownership Costs are **34% - 197% higher** than IRT's Rent
84% more to own a home
Monthly Cost
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Atlanta - GA
Columbus - OH
Dallas-Fort Worth - TX
Denver - CO
Indianapolis - IN
Memphis - TN
Nashville - TN
Oklahoma City - OK
Raleigh - Durham - NC
Tampa - FL
Top 10 Markets WAV
IRT In-Place Monthly Rent
Homeownership Cost

...And Significantly Less than Renting a Unit at a Newly Constructed Property (1)



$624 more per month for new construction
Monthly Rents
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Atlanta
Dallas - Fort Worth
Columbus
Denver
Raleigh - Durham
Oklahoma City
Indianapolis
Tampa
Nashville
Memphis
Total/WAV
IRT In-Place Monthly Rent
New Construction

(1) IRT's Average Asking Rent vs. new construction suburban rent for two-bedroom apartments; reflects Yardi Q4 2025 data.

INDEPENDENCE REALTY TRUST

B MARKET FUNDAMENTALS - EMPLOYMENT GROWTH

Employment Growth is Expected to Remain Higher in IRT Markets

- Job growth across IRT markets is forecasted to average 60 basis points – double that of the National average

Cumulative Total Employment Growth Since 2021



14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2021
2022
2023
2024
2025
2026
2027
2028
Forecast
IRT WAV
Sunbelt
Mid-West
Greater Denver
Gateway Avg.
United States

Source: CoStar market-level data, Q4 2025. Gateway Markets include Boston, Washington, DC, Los Angeles, Miami, San Francisco, and New York.

INDEPENDENCE REALTY TRUST

B MARKET FUNDAMENTALS - MIGRATION

Positive Migration into IRT Markets

- People continue migrating away from higher cost Gateway markets and into IRT's markets for employment opportunities, access to good school systems, and a better quality of life
- ~68.5% of IRT's NOI (1) comes from 7 of the 10 states with the highest in-migration, per U-Haul



~70% of NOI from these 7 states
In-Migration
Out-Migration

TX, FL, NC, TN and SC – representing 51% of IRT's NOI (1) – have ranked among the Top 5 markets for in-migration for the past three consecutive years:

Top 5 State for In-Migration (Sorted by 2025 Migration Results)		2025	2024	2023
51% of NOI (1)	Texas	1	2	1
	Florida	2	4	2
	North Carolina	3	3	3
	Tennessee	4	5	5
	South Carolina	5	1	4

Source: U-Haul Growth Index date, https://www.uhaul.com/about/migration. Percentages are based on IRT's consolidated NOI by State, as reported in its Supplemental Information package.
(1) Represents IRT's consolidated NOI generated by communities in the states highlighted, for the quarter ended 12/31/2025.

INDEPENDENCE REALTY TRUST

B MARKET FUNDAMENTALS - SUPPLY

New Supply Pressure is Waning & Trending to Historically Low Levels

- New deliveries are trending significantly below the long-term average of 2.9% prior to 2024 (1)
- Construction starts have trended below the 11,000 unit trailing 10-year average (2) for several years, which supports the expectation of meaningfully lower deliveries in 2026 - 2028

New Supply (3)

- New supply peaked in 2024; expected to decline substantially
- 2025 Market Supply represented 3.7%, 50bps above IRT's Submarket



3.0%
2.8%
4.6%
5.8%
3.2%
2.3%
1.5%
Long Term Avg
2021
2022
2023
2024
2025
2026E
2027E

Construction Starts (4)

- Construction duration results in a lag of 18-24+ months between multifamily starts to delivery



30,000
25,000
20,000
15,000
10,000
5,000
0
Construction Starts Signaling Declining New Supply Trend
2020 Q1
2020 Q3
2021 Q1
2021 Q3
2022 Q1
2022 Q3
2023 Q1
2023 Q3
2024 Q1
2024 Q3
2025 Q1
2025 Q3
2026 Q1
2026 Q3
2027 Q1
2027 Q3
2028 Q1
2028 Q3
Unit Starts
Delivery Units
Linear (Delivery Units)

Source: CoStar Q4 2025 data release

(1) The 2.9% is based on the average annual increases in inventory in IRT submarkets, weighted by our NOI in each market, for 2014-2023.

(2) The 10-year trailing average for construction starts is based on total units started in IRT submarkets.

(3) Supply % of inventory based on annual increases in inventory in IRT submarkets, weighted by our NOI in each market.

(4) Construction Starts and Deliveries represent the totals for the submarkets where IRT owns, as reported by CoStar.

B MARKET FUNDAMENTALS - DEMAND

Demand Quotients in IRT Markets Outpace Gateway Market Averages

- The ratios of Population Growth- and Employment Growth-to-New Supply in IRT markets are forecasted to accelerate and further outpace Gateway Markets
- This favorable supply-demand dynamic provides greater pricing power

Population Growth Per Unit of New Supply (1)(2)(3)



6.6x
13x's Greater than Gateway Markets
3.9x
3.5x
0.5x
3 Yr. Historical Average
(2023-2025)
3 Yr. Projected Average
(2026-2028)
IRT
Gateway Markets

Employment Growth Per Unit of New Supply (1)(2)(3)



2.4x
2.1x
2.5x
1.6x
3 Yr. Historical Average
(2023-2025)
3 Yr. Projected Average
(2026-2028)

(1) Based on CoStar Data Q4 2025. Three-year historical is 2023-2025. Three-year projection is 2026-2028. Gateway Markets include Boston, Los Angeles, New York, San Francisco, Washington D.C.
(2) IRT Weighted Average based on NOI Exposure by market.
(3) Represents the number of people moving/finding employments in markets for every one unit delivered.

INDEPENDENCE REALTY TRUST

C STABLE RESIDENT BASE

Recent residents in IRT's top 10 markets are in their mid-30s and make an average annual income of ~$85,000, resulting in a ~22% rent to income[1]



CO
OK
TX
IN
OH
TN
NC
GA
FL
Top 10 IRT Markets by NOI

	Market*	Resident Average Age[1]
1	Atlanta, GA	39
2	Dallas, TX	39
3	Denver, CO	40
4	Columbus, OH	36
5	Raleigh-Durham, NC	37
6	Indianapolis, IN	36
7	Oklahoma City, OK	39
8	Tampa-St. Petersburg, FL	34
9	Nashville, TN	37
10	Memphis, TN	34
	PORTFOLIO AVERAGE	37

	Market*	Rent/ Income[1]
1	Atlanta, GA	19.4%
2	Dallas, TX	22.8%
3	Denver, CO	25.8%
4	Columbus, OH	21.5%
5	Raleigh-Durham, NC	22.6%
6	Indianapolis, IN	20.8%
7	Oklahoma City, OK	17.8%
8	Tampa-St. Petersburg, FL	24.5%
9	Nashville, TN	22.1%
10	Memphis, TN	17.2%
	PORTFOLIO AVERAGE	21.7%

Top 5 Employment Sectors[1]

	Market*	Average Income	1	2	3	4	5
1	Atlanta, GA	$88,608	Services/Retail	Professional	Healthcare	Technology	Sales
2	Dallas, TX	$93,111	Construction	Student/Education	Engineering	Professional	Self Employed
3	Denver, CO	$87,549	Services/Retail	Construction	Healthcare	Professional	Hospitality
4	Columbus, OH	$84,263	Services/Retail	Professional	Healthcare	Construction	Self Employed
5	Indianapolis, IN	$80,702	Services/Retail	Professional	Healthcare	Hospitality	Sales
6	Raleigh-Durham, NC	$88,260	Professional	Services/Retail	Healthcare	Technology	Student/Education
7	Oklahoma City, OK	$85,528	Services/Retail	Professional	Healthcare	Student/Education	Technology
8	Tampa-St. Petersburg, FL	$85,477	Professional	Services/Retail	Healthcare	Sales	Self Employed
9	Nashville, TN	$79,554	Services/Retail	Professional	Healthcare	Sales	Technology
10	Memphis, TN	$81,814	Services/Retail	Professional	Healthcare	Student/Education	Sales
	PORTFOLIO AVERAGE	$88,304	Services/Retail	Professional	Healthcare	Technology	Sales

Key
Services/Retail
Professional
Healthcare
Technology
Sales
Engineering
Self Employed
Construction
Student/Education
Hospitality

(1) All resident demographic data is self-reported by residents. Average age, average income, and rent-to-income ratio are for residents that have moved in during the three months ending December 31, 2025. Employment sector data is for all residents as of December 31, 2025.

* Market size ranked by number of apartment units.

INDEPENDENCE REALTY TRUST

D DISCIPLINED CAPITAL APPROACH: VALUE-ADD

Prioritize Value-Add Renovations Yielding ~16.1% ROI Investment

- Since 2018, IRT's Value-Add program has generated average yield on investment of ~16.1%[1], enhancing NOI growth rate by ~20%
- Value-add pipeline fully funded from excess free cash flow with no incremental debt or equity capital required

Value-Add Incremental NOI [2,3]



($ millions)
Incremental Value Creation (2,4)
~$408
~$262
~$138
~$808
~$34
~$22
~$12
~$67
Previously Renovated Units
In place program + 2026 starts
Future Pipeline
Total
Units:
11,445
7,344
3,872
22,661

Enhanced NOI Growth Rate



2024
2025
~2.6%
~0.6%
~3.2%
~2.0%
~0.4%
~2.4%
Baseline
Value-Add
Total
Baseline
Value-Add
Total

(1) See definitions of Rent Premium on Value Add Renovations, Renovation Costs per Unit, and Return on Investment on Value Add Renovations.
(2) Value add pipeline data is as of December 31, 2025. These projections constitute forward-looking information. See "Forward-Looking Statement" at the end of this presentation.
(3) Value Add Incremental NOI is based on an estimated cost per unit of ~$18,500 and a 16.1% annual ROI based on IRT's historical returns.
(4) Incremental Value Creation calculated as incremental NOI, divided by 5.5% cap rate net of renovation costs of ~$18,500 per unit.

INDEPENDENCE REALTY TRUST

D DISCIPLINED CAPITAL APPROACH: VALUE-ADD

Value-Add Case Study: The Pointe at Vista Ridge, Dallas TX

Before	After









	At Acquisition 12/16/21	12/31/25	Change
Revenue (TTM)	$5.1mm	$6.7mm	+31%
NOI (TTM)	$3.0mm	$4.2mm	+40%
NOI Margin	59.3%	63.3%	+400 bps
Ave. Eff. Monthly Rent	$1,420	$1,726	+22%

As of December 2025, we have invested $9.4mm in the property including approximately $5.6mm through our Value-Add program and renovations are 86% complete

Our Value-Add Renovations achieve outsized value creation:

- Post renovation asset value of $73.7 million, representing an **increase of 33%** from acquisition
- Incremental value creation of $8.9 million, after renovation investment.
- Enhanced resident profile, resulting in a **22% average effective rental rate increase** as of December 2025
- Generated **unlevered ROI of 15.1%** on interior improvements [2]


$55.4
$9.4
$8.9
$73.7
At acquisition (1)
Invested Capital
Value Created
Total Value (1)

(1) Assumes an equivalent acquisition and current cap rate of 5.5%.
(2) See the definition of Return on Investment on Value Add Renovations in the Definitions section.

INDEPENDENCE REALTY TRUST

D DISCIPLINED CAPITAL APPROACH: CAPITAL RECYCLING

- Recycle capital from older vintage properties with less predictable capex profiles and/or out of locations where we lack scale
- Deploy proceeds into best opportunities for long-term value creation:
  - acquire newer communities to build scale in higher growth markets,
  - reduce leverage,
  - and/or buy-back shares

Sold *Ridge Crossings*, February 2025

- 720-unit community in Birmingham, Alabama
- Gross disposition price was $111.0 million[2]
- Economic cap rate of 5.6% [1]



Sold *Jamestown at St. Matthews*, November 2025

- 356-unit community in Lexington, Kentucky
- Gross disposition price was $50.0 million
- Economic cap rate of 5.2% [1]



(1) Both economic cap rates are based on estimated forward 12-month NOI, less a property management fee and estimated capex, at the time of the transaction.
(2) Ridge Crossings was encumbered with a $56.8 million mortgage that was extinguished in connection with the sale, reducing our secured debt.

INDEPENDENCE REALTY TRUST

D DISCIPLINED CAPITAL APPROACH: ACCRETIVE ACQUISITIONS

- During 2025, we acquired three communities totaling $214.5 million and 923 apartment homes at an average economic cap rate of 5.8%(1)
- Greater scale in markets supports long-term operating efficiencies

Autumn Breeze
Indianapolis, IN



Acquisition date	2/27/2025
Total Consideration	$59.5mm
Units	280
Year of Construction	2008
Economic Cap Rate(1)	5.7%

3030 at Apopka
Orlando, FL



Acquisition date	7/31/2025
Total Consideration	$60.25mm
Units	240
Year of Construction	2024
Economic Cap Rate(1)	5.7%

M2
Orlando, FL



Acquisition date	8/14/2025
Total Consideration	$94.75mm
Units	403
Year of Construction	2019
Economic Cap Rate(1)	5.9%

(1) Economic Cap Rate represents the NOI for the first full year of ownership, inclusive of a market management fee, replacement reserves and anticipated capital expenditures, if any.

INDEPENDENCE REALTY TRUST

D DISCIPLINED CAPITAL APPROACH: ACCRETIVE STOCK ISSUANCE AND REPURCHASES

- IRT has opportunistically accessed the market to raise equity when trading at a premium to NAV...
- ...and has repurchased shares on a ***leverage neutral basis*** when the stock is trading at a significant discount to NAV

IRT's Premium (Discount) to Net Asset Value(1)(2)



$30.00
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
Q4 2024:
ATM Issuance at average price of $20.26
March 2025:
ATM Issuance at average price of $21.28
November 2025:
Repurchased 1.9M shares at an average price of $16.00, for a total of $30M
September 2024:
Secondary offering at price of $19.75
February 2026:
Repurchased 0.6M shares at an average price of $16.34, for a total of $10M
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
Dec-24
Jan-25
Feb-25
Mar-25
Apr-25
May-25
Jun-25
Jul-25
Aug-25
Sep-25
Oct-25
Nov-25
Dec-25
Jan-26
IRT Stock Price
Consensus NAV

(1) Sources: S&P Global's Capital IQ Pro. Average monthly IRT closing stock price and consensus NAV estimates 3/31/2024 - 2/26/2026.
(2) Please refer to our Building Blocks for NAV & Implied Cap Rate Analysis on page 28 for additional information.

INDEPENDENCE REALTY TRUST

D DISCIPLINED CAPITAL APPROACH

Investment Grade Rated Balance Sheet

Simple Capital Structure[1]



Secured Debt
Unsecured Debt
Equity
$6.5B
Total Enterprise Value
19%
16%
65%

Investment Grade Rated

Agency	Rating	Outlook
Fitch Ratings	BBB	Stable
S&P Global Ratings	BBB	Stable

Conservatively Leveraged



6.7x
5.9x
5.7x
Q4 2023
Q4 2024
Q4 2025

Well Laddered Debt Maturities[1]



($ in millions)
$0
$0
$980
$468
$614
$210
2026
2027
2028
2029
2030
Thereafter

(1) As of December 31, 2025, as adjusted for the amended and restated credit agreement the Company entered into in February 2026 and the planned payoff of mortgages maturing in 2026 using unsecured revolver capacity.

INDEPENDENCE REALTY TRUST

E BEST-IN-CLASS PROPERTY MANAGEMENT

IRT's Commitment to Operational Excellence Has Produced High Occupancy, Steady Rent Growth, and Satisfied Residents



92.5%
95.0%
96.0%
94.7%
94.5%
95.5%
95.4%
$1,088
$1,136
$1,299
$1,522
$1,558
$1,563
$1,593
+6.6% CAGR
2019
2020
2021
2022
2023
2024
2025
Average Effective Monthly Rent per Unit (1)
Total Portfolio Average Occupancy (1)



IRT's Reputation Score Among Residents
679
832
+22%
2021
2025

"IRT has been doing a stellar job of managing opex growth (just 0.5% in FY25), demonstrating a lean cost structure relative to the broader residential REIT peer set"

Deutsche Bank (2.12.26)

(1) Represents average occupancy and monthly rent per unit for the consolidated portfolio for the three months ended December 31 for years 2019 through 2025. Excludes development project and communities own in unconsolidated joint ventures.

INDEPENDENCE REALTY TRUST

E BEST-IN-CLASS PROPERTY MANAGEMENT

IRT's Operating Efficiencies Compare Favorably to Those of Larger Cap Apartment REITs

G&A as a % of Gross Assets (1)(2)



35 bps
37 bps
104 bps
INDEPENDENCE REALTY TRUST
Larger Cap Peers
Smaller Cap Peers

(1) Represents LTM G&A expense (including fees to external advisors for BRT and NXRT), divided by total assets plus accumulated depreciation as reported in each company's most recent SEC filings (generally as of December 31, 2025).

(2) Larger cap peers include ABV, CPT, EQR, ESS, MAA, and UDR. Smaller cap peers include BTR, CSR, and NXRT.


Gateway at Pinellas
Tampa, FL

TRACK RECORD OF OUTPERFORMANCE

TRACK RECORD OF OUTPERFORMANCE

Sector-Leading NOI Growth

- Our focus on high-growth markets, disciplined capital allocation, and commitment to operational excellence has fuel our sector-leading same-store NOI growth

Same-Store NOI Growth (1)



IRT's significant outperformance vs. Coastal & Non-Gateway peers
IRT
47%
Non-Gateway
28%
Peer Group
20%
Coastal
15%
2019
2020
2021
2022
2023
2024
2025
2026 Midpoint
IRT
Non-Gateway
Coastal
Peer Group

2026 Same-Store NOI Growth (Midpoint of Guidance) (1)



0.80%
-0.5%
1.0%
0.4%
130 bps higher than Non-Gateway peers
IRT
Non-Gateway
Coastal
Peer Group

(1) Midpoints of same-store NOI guidance for FY 2065, as updated for Q3 2025 results. The coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. Same-Store NOI growth is based on the definitions used by the peer group companies and may not be comparable.

INDEPENDENCE REALTY TRUST


Rocky Creek
Tampa, FL

Appendices

BUILDING BLOCKS FOR NAV & IMPLIED CAP RATE ANALYSIS

Based on the Midpoint of 2026 Guidance

Nominal & Economic NOI ($ in millions)	2026 Guidance Midpoint	Adjustments	Pro Forma Fully Stabilized NOI
Same Store NOI Guidance	$402.0	$3.2 (a)	$405.2
Non-Same Store NOI Guidance	25.5	4.8 (b)	30.3
Future value add renovation NOI	--	21.9 (c)	21.9
Total 2026 Nominal NOI	**$427.5**		**457.4**
– Property management fee		(21.6) (d)	(21.6)
– 2026 Recurring capital exp		(31.0) (d)	(31.0)
Pro Forma Fully Stabilized Economic NOI			**$404.8**

Implied Gross Value of Real Estate ($ in millions, except share price)	12/31/2025	Adjustments	Pro Forma 12/31/2026
IRT Closing Stock Price per share	$17.48	--	$17.48
x Shares & OP Units outstanding	243.2	--	243.2
Equity market capitalization	$4,250.7		$4,250.7
+ Book Value of Debt	2,281.5	$98.0 (e)	2,379.5
Total Capitalization	$6,532.2		$6,630.2
– Book Value of Non-RE Net Assets	(50.6)	--	(50.6)
Implied Gross Value of Real Estate	**$6,481.6**		**$6,579.6**

Book Value of Non-Real Estate Assets and Liabilities ($ in millions)	12/31/2025	Adjustments	Pro Forma 12/31/2026
Cash - Restricted cash	$47.6	--	$47.6
Book value of JV investments	98.3	--	98.3
Other assets	45.7	--	45.7
Derivative asset (net)	9.5	--	9.5
A/P and accrued expenses	(92.4)	--	(92.4)
Interest & dividend payable	(46.7)	--	(46.7)
Other liabilities	(8.5)	--	(8.5)
Non-Real Estate Net Assets	**$50.6**		**$50.6**

FOOTNOTES:

(a) Adjustment to same store NOI reflects a full year of NOI associated with the Community Wi-Fi program being rolled out in mid-2026.

(b) Stabilization adjustments to reflect full stabilized NOI for properties in the non-same store portfolio.

(c) Future Value-Add renovation NOI reflects a 16.1% ROI based on historical performance times an average cost per unit of $18,500 for the 7,344 units remaining to be renovated as part of our currently identified value add program.

(d) Nominal NOI has been reduced by a market property management fee and recurring capital expenditures for purposes of economic NOI.

(e) Reflects incremental debt associated with the Q1 2026 acquisitions of a community in Columbus, OH, and the remaining interest in Tisdale at Lakeline Station, which is now wholly-owned.

Note: Information as of 12/31/2025 is sourced from IRT's 12/31/25 Form 10-K as filed with the SEC on February 17, 2026. 2026 guidance midpoints are based on the guidance included in our earnings release on Form 8-K filed with the SEC on February 11, 2026.

IRT Markets | Atlanta

Community Map



Canton
Cartersville
Alpharetta
Buford
Jefferson
Dallas
Lawrenceville
Winder
Statham
Snellville
Atlanta
Villa Rica
East Point
Conyers
Covington
Fayetteville
McDonough
Peachtree City
Newnan
Hampton



Pointe at Canyon Ridge
Sandy Springs, GA



Waterstone at Big Creek
Alpharetta, GA

Job Growth



1.50%
0.26%
0.53%
2024
2025
2026

2025 Job Growth

US Average	0.58%
Gateway Markets	0.03%

Population Growth



1.12%
0.63%
0.70%
2024
2025
2026

2025 Population Growth

US Average	0.39%
Gateway Markets	0.57%

Supply Growth[1]



5.68%
2.45%
2.07%
2024
2025
2026

Major Employers

Sources: CoStar Q4 2025 data release. Greenstreet Data as of February 2025.
(1) Supply growth based on deliveries in IRT's submarkets.

Atlanta represents 14.6% of IRT's NOI

IRT Markets | Dallas

Community Map



Denison
Sherman
Paris
Denton
Frisco
McKinney
Sulphur Springs
Flower Mound
Plano
Grapevine
Garland
Weatherford
Fort Worth
Dallas
Mineola
Burleson
Lindale
Granbury
Waxahachie
Stephenville



Avenues at Craig Ranch
Dallas, TX



Vue at Knoll Trail
Dallas, TX

Job Growth



1.54%
0.90%
0.83%
2024
2025
2026

2025 Job Growth

US Average	0.58%
Gateway Markets	0.03%

Population Growth



2.00%
1.05%
1.06%
2024
2025
2026

2025 Population Growth

US Average	0.39%
Gateway Markets	0.57%

Supply Growth[1]



4.22%
2.83%
2.05%
2024
2025
2026

Major Employers

AT&T, Toyota, Texas Instruments, American Airlines, Baylor Scott & White Health, Southwest

Dallas represents 13.7% of IRT's NOI

Sources: CoStar Q4 2025 data release. Greenstreet Data as of February 2025.
(1) Supply growth based on deliveries in IRT's submarkets.

IRT Markets | Columbus

Community Map



Delaware
Marysville
Sunbury
Lewis Center
Westerville
Gahanna
Newark
Heath
Buckeye Lake
London
Grove City
Baltimore
Lancaster
Jeffersonville



Bennington Pond Apartments

Groveport, OH



Schirm Farms

Canal Winchester, OH

Job Growth



1.16%
1.62%
0.32%
2024
2025
2026

2025 Job Growth

US Average	0.58%
Gateway Markets	0.03%

Population Growth



1.38%
0.95%
0.75%
2024
2025
2026

2025 Population Growth

US Average	0.39%
Gateway Markets	0.57%

Supply Growth(1)



1.44%
2.54%
2.45%
2024
2025
2026

Major Employers

Intel, Nationwide, CardinalHealth, OhioHealth, JPMorganChase, The Ohio State University

Sources: CoStar Q4 2025 data release. Greenstreet Data as of February 2025.
(1) Supply growth based on deliveries in IRT's submarkets.

Columbus represents 7.1% of IRT's NOI

Independence Realty Trust

IRT Markets | Indianapolis

Community Map



Thorntown
Sheridan
Anderson
Lebanon
Noblesville
Carmel
Pendleton
Zionsville
Cordsville
New Cas
Brownsburg
Indianapolis
Greenfield
Knightstown
Danville
Avon
Beech Grove
Plainfield
Mooresville
Greenwood
Center Grove
Rushville
Bargersville
Franklin
Martinsville
Gosport
Edinburgh
Hope



Bayview Club Apartments
Indianapolis, IN



Reveal on Cumberland
Indianapolis, IN

Job Growth



1.29%
1.04%
0.45%
2024
2025
2026

2025 Job Growth

US Average	0.58%
Gateway Markets	0.03%

Population Growth



1.19%
0.65%
0.47%
2024
2025
2026

2025 Population Growth

US Average	0.39%
Gateway Markets	0.57%

Supply Growth(1)



2.63%
0.31%
2.74%
2024
2025
2026

Major Employers

Anthem. Allison Transmission salesforce Roche Lilly Celadon St.Vincent

Sources: CoStar Q4 2025 data release. Greenstreet Data as of February 2025.
(1) Supply growth based on deliveries in IRT's submarkets.

Indianapolis represents 6.1% of IRT's NOI

INDEPENDENCE REALTY TRUST

IRT Markets | Tampa

Community Map



Tarpon Springs
East Lake
Lutz
Palm Harbor
Greater Carrollwood
Oldsmar
Temple Terrace
Dunedin
Safety Harbor
Plant City
Clearwater
Tampa
Seffner
Dover
Belleair
Largo
Brandon
Indian Rocks Beach
Indian Shores
Bloomingdale
Riverview
Pinellas Park
Madeira Beach
Treasure Island
St. Petersburg
St Pete Beach
Apollo Beach
Balm
Ruskin
Sun City Center



Gateway at Pinellas
Tampa, FL



Vantage on Hillsborough
Tampa, FL

Job Growth



0.79%
1.12%
0.39%
2024
2025
2026

2025 Job Growth

US Average	0.58%
Gateway Markets	0.03%

Population Growth



1.53%
0.76%
0.59%
2024
2025
2026

2025 Population Growth

US Average	0.39%
Gateway Markets	0.57%

Supply Growth(1)



4.58%
2.21%
2.93%
2024
2025
2026

Major Employers

Transamerica, HSN, Jabil, Raymond James, Franklin Templeton, Publix

Sources: CoStar Q4 2025 data release. Greenstreet Data as of February 2025.
(1) Supply growth based on deliveries in IRT's submarkets.

Tampa represents 6.5% of IRT's NOI

IRT Markets | Denver

Community Map



National Forest
Laramie
Cheyenne
Pawnee
National
Grassland
Ogallala
Julesburg
Craig
Greeley
Wray
Rifle
White River
National Forest
Aspen
COLORADO
Burlington
Grand Mesa,
Uncompahgre
and Gunnison
Colorado
Springs
Canon City
Pueblo
Lamar



Destination at Arista

Broomfield, CO



Bristol Village

Aurora, CO

Job Growth



0.97%
0.30%
0.58%
2024
2025
2026

2025 Job Growth

US Average	0.58%
Gateway Markets	0.03%

Population Growth



1.00%
0.61%
0.62%
2024
2025
2026

2025 Population Growth

US Average	0.39%
Gateway Markets	0.57%

Supply Growth(1)



4.25%
7.75%
2.45%
2024
2025
2026

Major Employers

Centura Health, Ball, HealthONE, Lockheed Martin, CenturyLink, RE/MAX

Sources: CoStar Q4 2025 data release. Greenstreet Data as of February 2025.
(1) Supply growth based on deliveries in IRT's submarkets.

Denver represents 6.3% of IRT's NOI

INDEPENDENCE REALTY TRUST

IRT Markets | Oklahoma City

Community Map



Kingfisher
Guthrie
Okarche
Carney
Chandler
Calumet
Edmond
Jones
El Reno
Yukon
Bethany
Oklahoma City
Choctaw
Meeker
McLoud
Union City
Mustang
Moore
Shawnee
Minco
Tuttle
Tecumseh
Norman
Blanchard
Noble





Windrush
Oklahoma City, OK

Augusta
Oklahoma City, OK

Job Growth



1.85%
0.36%
0.27%
2024
2025
2026

2025 Job Growth

US Average	0.58%
Gateway Markets	0.03%

Population Growth



1.04%
0.62%
0.52%
2024
2025
2026

2025 Population Growth

US Average	0.39%
Gateway Markets	0.57%

Supply Growth[1]



3.64%
3.24%
0.54%
2024
2025
2026

Major Employers

The University of Oklahoma · Boeing · Integris Health · Hobby Lobby · Paycom · Love's

Sources: CoStar Q4 2025 data release. Greenstreet Data as of February 2025.
(1) Supply growth based on deliveries in IRT's submarkets.

Oklahoma City represents 5.5% of IRT's NOI

Independence Realty Trust

IRT Markets | Nashville

Community Map



Pleasant View
Greenbrier
Gallatin
Hartsville
Ashland City
Hendersonville
Nashville
Mt. Juliet
Kingston Springs
Belle Meade
Dickson
Fairview
Smyrna
Lascassas
Bon Aqua
Franklin
Nolensville
Murfreesboro
Woodbury
College Grove
Spring Hill
Eagleville



Landings of Brentwood
Brentwood, TN



Stoneridge Farms
Smyrna, TN

Job Growth



1.37%
1.15%
0.56%
2024
2025
2026

2025 Job Growth

US Average	*0.58%*
Gateway Markets	*0.03%*

Population Growth



1.65%
1.01%
0.85%
2024
2025
2026

2025 Population Growth

US Average	*0.39%*
Gateway Markets	*0.57%*

Supply Growth(1)



3.47%
1.90%
2.29%
2024
2025
2026

Major Employers

Vanderbilt University Medical Center
Saint Thomas Health
Vanderbilt University
Nissan Group of North America

Sources: CoStar Q4 2025 data release. Greenstreet Data as of February 2025.
(1) Supply growth based on deliveries in IRT's submarkets.

Nashville represents 5.1% of IRT's NOI

INDEPENDENCE REALTY TRUST

IRT Markets | Raleigh-Durham

Community Map



Hillsborough
University
Durham
Oak Grove
Eubanks
Calvander
Chapel Hill
Blands
Dogwood Acres
Governors Club
Farrington
Morrisville
Cary
Raleigh
Apex
Wilsonville
New Hill
Fuquay-Varina
Holly Springs
Moncure
Grissom
New Light
Youngsville
Forest
Falls
Rolesville
Hopkins
Knightdale
Wendell
Shotwell
Garner
Auburn
Archer Lodge
Clayton
Powhatan



Creekstone at RTP

Durham, NC



Waterstone at Brier Creek

Raleigh, NC

Job Growth



3.92%
2.85%
1.40%
2024
2025
2026

2025 Job Growth

US Average	0.58%
Gateway Markets	0.03%

Population Growth



4.29%
2.58%
2.05%
2024
2025
2026

2025 Population Growth

US Average	0.39%
Gateway Markets	0.57%

Supply Growth(1)



8.76%
1.45%
1.61%
2024
2025
2026

Major Employers

IBM, Citrix, Cisco, UNC Rex Healthcare, Lenovo, DukeHealth, Apple, Fidelity

Sources: CoStar Q4 2025 data release. Greenstreet Data as of February 2025.
(1) Supply growth based on deliveries in IRT's submarkets.

Raleigh-Durham represents 4.9% of IRT's NOI

INDEPENDENCE REALTY TRUST

IRT Markets | Orlando

Community Map



Zellwood
Lake Apopka North Shore
Apopka
Lake Apopka
Wekiwa Springs
Longwood
Altamonte Springs
Maitland
Winter Park
Oviedo
University
Alafaya
Montverde
Minneola
Clermont
Winter Garden
Orlando
Bithlo
Windermere
Horizon West
Oak Ridge
Doctor Phillips
Wedgefield
Lake Buena Vista
Southchase
Lake Mary Jane
Celebration
Buena Ventura Lakes





Serenza at Ocoee Village
Orlando, FL

Millenia 700
Orlando, FL

Job Growth



2.29%
1.11%
0.82%
2024
2025
2026

2025 Job Growth

US Average	0.58%
Gateway Markets	0.03%

Population Growth



2.55%
1.23%
0.95%
2024
2025
2026

2025 Population Growth

US Average	0.39%
Gateway Markets	0.57%

Supply Growth(1)



5.23%
5.45%
4.98%
2024
2025
2026

Major Employers

Lockheed Martin, Darden, Universal Orlando, Orlando Health, AdventHealth, Walt Disney World, Adventist Health System, SeaWorld Entertainment

Sources: CoStar Q4 2025 data release. Greenstreet Data as of February 2025.
(1) Supply growth based on deliveries in IRT's submarkets.

Orlando represents 3.0% of IRT's NOI

INDEPENDENCE REALTY TRUST

IRT Markets | Memphis

Community Map



Meeman-Shelby Forest State Park
Millington
Clarkedale
Oaklawn
Northaven
Arlington
Marion
Bartlett
Fisherville
West Memphis
Memphis
Germantown
Collierville
Southaven
Walls
Horn Lake
Olive Branch



Walnut Hill
Memphis, TN



Miller Creek at Germantown
Memphis, TN

Job Growth



0.10%
-0.08%
0.05%
2024
2025
2026

2025 Job Growth

US Average	0.58%
Gateway Markets	0.03%

Population Growth



0.03%
0.10%
0.03%
2024
2025
2026

2025 Population Growth

US Average	0.39%
Gateway Markets	0.57%

Supply Growth(1)



1.41%
4.08%
-0.04%
2024
2025
2026

Major Employers

FedEx. St. Jude Children's Research Hospital. Methodist Le Bonheur Healthcare. AutoZone. Kroger. Baptist.

Sources: CoStar Q4 2025 data release. Greenstreet Data as of February 2025.
(1) Supply growth based on deliveries in IRT's submarkets.

Memphis represents 3.8% of IRT's NOI

IRT Markets | Houston

Community Map


Houston
Klein
Kohrville
Westfield
Humble
Atascocita
Huffman
Aldine
Jersey Village
Crosby
Barrett
Sheldon
Highlands
Katy
Cinco Ranch
Galena Park
Pasadena
South Houston
La Porte
Baytown
Pecan Grove
Richmond
Rosenberg
Sugar Land
Missouri City
Fresno
Pearland
Friendswood
Seabrook
Kemah
League City



Carrington Park at Huffmeister
Houston, TX



Carrington Place
Houston, TX

Job Growth


1.53%
0.80%
0.52%
2024
2025
2026

2025 Job Growth

US Average	0.58%
Gateway Markets	0.03%

Population Growth


2.38%
1.24%
1.14%
2024
2025
2026

2025 Population Growth

US Average	0.39%
Gateway Markets	0.57%

Supply Growth[1]


7.89%
2.18%
2.80%
2024
2025
2026

Major Employers

ExxonMobil | Houston Methodist | Shell | The University of Texas MD Anderson Cancer Center | H-E-B | Walmart

Sources: CoStar Q4 2025 data release, Greenstreet Data as of February 2025
(1) Supply growth based on deliveries in IRT's submarkets

Houston represents 3.5% of IRT's NOI

Independence Realty Trust

IRT Markets | Charlotte

Community Map


Alexis
Lowesville
Huntersville
Concord
Stanley
Dallas
Mt Holly
Harrisburg
Rocky River
Gastonia
Belmont
Allen
Midland
Mint Hill
Matthews
Lake Wylie
Pineville
Indian Trail
Unionville



Fountains Southend
Charlotte, NC



Vesta City Park
Charlotte, NC

Job Growth


1.46%
2.08%
0.71%
2024
2025
2026

2025 Job Growth

US Average	0.58%
Gateway Markets	0.03%

Population Growth


2.13%
1.43%
1.13%
2024
2025
2026

2025 Population Growth

US Average	0.39%
Gateway Markets	0.57%

Supply Growth(1)


16.81%
9.76%
5.28%
2024
2025
2026

Major Employers

American Airlines
Bank of America
Atrium Health
Truist
Wells Fargo
Lowe's
Duke Energy

Sources: CoStar Q4 2025 data release. Greenstreet Data as of February 2025.
(1) Supply growth based on deliveries in IRT's submarkets.

Charlotte represents 3.4% of IRT's NOI

IRT Markets | Louisville

Community Map


Charlestown
Sellersburg
Greenville
Buckner
Prospect
Salisbury
Floyds Knobs
Crestwood
Springhurst
Clarksville
Jeffersonville
Louisville
Lanesville
Shively
Jeffersontown
Elizabeth
Wilsonville
Hillview



Prospect Park Apartment Homes

Louisville, KY



Oxmoor Apartments

Louisville, KY

Job Growth


0.98%
0.72%
0.27%
2024
2025
2026

2025 Job Growth

US Average	0.58%
Gateway Markets	0.03%

Population Growth


1.08%
0.42%
0.35%
2024
2025
2026

2025 Population Growth

US Average	0.39%
Gateway Markets	0.57%

Supply Growth[1]


1.06%
0.00%
0.00%
2024
2025
2026

Major Employers

TOYOTA, Yum!, Humana, Ford, Kindred, GE APPLIANCES, UPS

Sources: CoStar Q4 2025 data release. Greenstreet Data as of February 2025.
(1) Supply growth based on deliveries in IRT's submarkets.

Louisville represents 2.1% of IRT's NOI

INDEPENDENCE REALTY TRUST

IRT Markets | Huntsville

Community Map



Toney
Harvest
Meridianville
Moores Mill
Mt Carmel
Ryland
Brownsboro
Capshaw
Huntsville
Madison
Gurley
Big Cove
Paint Rock
Mooresville
Triana
Hobbs Island
New Hope
Priceville
Valhermoso



Bridgepoint
Huntsville, AL



Legacy at Jones Farm
Huntsville, AL

Job Growth



2.65%
1.17%
0.46%
2024
2025
2026

2025 Job Growth

US Average	0.58%
Gateway Markets	0.03%

Population Growth



2.25%
1.04%
0.85%
2024
2025
2026

2025 Population Growth

US Average	0.39%
Gateway Markets	0.57%

Supply Growth[1]



13.84%
6.05%
0.48%
2024
2025
2026

Major Employers

Dynetics (A Leidos Company), NASA, ADTRAN, SIEMENS, NORTHROP GRUMMAN

Sources: CoStar Q4 2025 data release. Greenstreet Data as of February 2025.
(1) Supply growth based on deliveries in IRT's submarkets.

Huntsville represents 2.9% of IRT's NOI

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

This presentation may contain non-U.S. generally accepted accounting principals ("GAAP") financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT's reports filed or furnished with the SEC available at IRT's website www.IRTLIVING.com under Investor Relations. IRT's other SEC filings are also available through this website.

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of net rent amounts, after concessions amortized over the life of the lease, divided by the average occupancy (in units) for the period presented. We believe average effective rent is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month.

Same-Store Average Occupancy

Average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period.

EBITDA and Adjusted EBITDA

Each of EBITDA and Adjusted EBITDA is a non-GAAP financial measure. EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as loss on impairment (gain on sale) of real estate, debt extinguishments and acquisition related debt extinguishment expenses, casualty (gains) losses and income (loss) from investments in unconsolidated real estate entities. We consider each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. Our calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, our Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations ("FFO") and Core Funds From Operations ("CFFO")

We believe that FFO and CFFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, loss on impairment (gain on sale) of real estate and unconsolidated real estate entities, and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT's definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs.

CFFO is a computation made by analysts and investors to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty (gains) losses, loan premium accretion and discount amortization and debt extinguishment costs from the determination of FFO.

Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

Interest Coverage

Interest coverage is a ratio computed by dividing Adjusted EBITDA by interest expense

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

Net Debt

Net debt, a non-GAAP financial measure, equals total consolidated debt less cash and cash equivalents and loan premiums and discounts. We present net debt and net debt to Adjusted EBITDA because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis. The following table provides a reconciliation of total consolidated debt to net debt (dollars in thousands):

	As of				
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Total debt	$ 2,281,475	$ 2,296,202	$ 2,249,801	$ 2,253,957	$ 2,333,683
Less: cash and cash equivalents	(23,564)	(23,290)	(19,491)	(29,055)	(21,228)
Less: loan discounts and premiums, net	(21,850)	(23,863)	(25,469)	(27,454)	(31,721)
Total net debt	$ 2,236,061	$ 2,249,049	$ 2,204,841	$ 2,197,448	$ 2,280,734

Net Operating Income

We believe that Net Operating Income ("NOI"), a non-GAAP financial measure, is a useful measure of our operating performance. We define NOI as total property revenues less total property operating expenses, excluding interest expense, depreciation and amortization, casualty related costs and gains, property management expenses, general and administrative expenses and net gains on sale of assets.

Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same-store and non same-store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

A reconciliation from GAAP net income (loss) to NOI is provided below (dollars in thousands):

	For the Three Months Ended				
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Net income (loss)	$ 34,015	$ 6,995	$ 8,172	$ 8,526	$ (1,100)
Other revenue	(330)	(250)	(297)	(338)	(346)
Property management expenses	6,674	7,891	7,715	7,826	7,379
General and administrative expenses	4,673	4,905	5,982	8,406	4,856
Depreciation and amortization expense	62,984	61,735	59,794	58,725	57,742
Casualty losses (gains), net	755	419	255	(115)	(80)
Interest expense	20,422	20,455	18,773	19,348	19,770
(Gain on sale) loss on impairment of real estate assets, net	(17,491)	12,841	—	(1,496)	20,928
Loss on extinguishment of debt	—	—	—	67	2
Other loss	238	12	—	103	—
(Income) loss from investments in unconsolidated real estate entities	(2,403)	(9,814)	562	590	(2,729)
NOI	$ 109,537	$ 105,189	$ 100,956	$ 101,642	$ 106,422
Less: Non same-store portfolio NOI	10,107	9,799	8,489	8,878	8,778
Same-store portfolio NOI	$ 99,430	$ 95,390	$ 92,467	$ 92,764	$ 97,644

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

Non Same-Store Properties and Non Same-Store Portfolio

Properties that did not meet the definition of a same-store property as of the beginning of the previous year.

Same-Store Properties and Same-Store Portfolio

We review our same-store portfolio at the beginning of each calendar year. Properties are added into the same-store portfolio if they were owned and not a development property at the beginning of the previous year. Properties that are held for sale or have been sold are excluded from the same-store portfolio.

Rent Premium on Value Add Renovations

The rent premium reflects the per unit per month difference between the rental rate on the renovated unit excluding the impact of upfront concessions, if any, and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures. We believe excluding the impact of upfront concessions from our rental rates when comparing to the market rental rates for unrenovated units makes the comparison most relevant and the resulting premium provides management with an indicator of the increased rent generated by the unit renovation.

Renovation Costs per Unit

Renovation costs per unit includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the Value Add program as those costs relate to the entire program and cannot be allocated to individual projects

Return on Investment ("ROI") on Value Add Renovations

ROI is calculated using the Rent Premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit or the total renovation costs, as applicable. We use ROI on Value Add renovation projects to measure the profitability of a renovation project relative to other projects or relative to other uses of our capital.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (dollars in thousands):

	As of				
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Total assets	$ 6,021,750	$ 6,092,592	$ 5,962,626	$ 5,983,494	$ 6,057,919
Plus: accumulated depreciation (a)	932,347	890,039	838,718	789,619	753,539
Plus: accumulated amortization	76,419	75,395	72,976	71,001	70,838
Total gross assets	$ 7,030,516	$ 7,058,026	$ 6,874,320	$ 6,844,114	$ 6,882,296

(a) Includes accumulated depreciation associated with real estate held for sale, as applicable.

FORWARD LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, our earnings guidance, and the assumptions underlying such guidance, our expectations with respect to the timing and terms of sales, if any, with respect to the two properties which are classified as held for sale, the assumptions underlying the determination of the fair value of our impairment charge for one of our properties held for sale as of December 31, 2025, our expectations with respect to projects scheduled to start in 2026, stabilization of projects currently in lease up, and our expectations with respect to future acquisitions and dispositions. All statements in this release that address financial and operating performance, events or developments that we expect or anticipate will occur or be achieved in the future are forward-looking statements.

Our forward-looking statements are not guarantees of future performance and involve estimates, projections, forecasts and assumptions, including as to matters that are not within our control, and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, delays in the completion of, and failure to achieve anticipated benefits of, our projects with our joint venture partners, inability to sell certain assets, including those assets designated as held for sale, within the time frames or at the pricing levels expected, failure to achieve expected benefits from the redeployment of proceeds from asset sales, inability or failure to achieve anticipated benefits from future acquisitions and dispositions, delays in completing, and cost overruns incurred in connection with, our Value Add initiatives and failure to achieve rent increases and occupancy levels on account of the Value Add initiatives, delays in stabilizing projects currently in lease up or rolling out our community Wi-Fi project, unexpected impairments or impairments in excess of our estimates, increased regulations generally and specifically on the rental housing market, including legislation that may regulate rents and fees or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, economic conditions, including inflation and recessionary conditions and their related impacts on the real estate industry, U.S. and global trade policies and tensions, including changes in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, the impacts from a new or prolonged U.S. government shutdown, the effects of natural and other disasters, unknown or unexpected liabilities, including the cost of legal proceedings, costs and disruptions as the result of a cybersecurity incident or other technology disruption, including but not limited to a third party's unauthorized access to our data or the data of our residents, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the "Risk Factors" sections of our Annual Report on Form 10-K for the year ended December 31, 2025 and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements.

These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.